Exhibit 10.7(c)
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #3 TO SUPPLY AGREEMENT
Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Illumina”) and Guardant Health, Inc., a Delaware corporation having a place of business at 505 Penobscot Drive, Redwood City CA 94063 (“Customer”), entered into that certain Supply Agreement dated September 15, 2014, as amended (“Agreement”). Customer and Illumina may be referred to herein as “Party” or “Parties.” The Parties desire to amend the Agreement by entering into this Amendment #3 (“Amendment #3”) as of the date of last signature below (“Amendment #3 Effective Date”).
The Parties hereby agree as follows:
1.    Section 2.2(a) is hereby deleted in its entirety and replaced with the following:
a.    Supplied Products. The Supplied Products and any applicable Service Contracts, along with [***] are set forth on Exhibit A. If [***] for a Supplied Product or Service Contract is not set forth in Exhibit A, the Parties will agree to [***]. [***]
2.    Exhibit A is hereby deleted in its entirety and replaced with the attached Exhibit A.
Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. All capitalized terms not defined in this Amendment #3 shall have the meaning ascribed to them in the Agreement. This Amendment #3 may be executed in one or more counterparts, and each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto have caused this Amendment #3 to be executed by their respective duly authorized representatives.

Guardant Health, Inc.:		Illumina, Inc.:
By:	/s/ Derek Bertocci	By:	/s/ Jeffrey S. Eidel
Name:	Derek Bertocci	Name:	Jeffrey S. Eidel
Title:	Chief Financial Officer	Title:	VP, Corporate Development
Date:	August 9, 2017	Date:	August 14, 2017

Confidential
EXHIBIT A
Part 1 of 2 – HARDWARE [***]
The following tables list the Hardware subject to purchase under this Agreement and [***].

[***]	[***]
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[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Service Contracts
The instruments are provided with [***] of service which is equivalent to [***] level coverage. The first [***] of service can be upgraded for the difference between [***] and [***], as applicable.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] and [***]
For the avoidance of doubt, Customer shall not be entitled to [***] which would apply under this Agreement for units of Existing Hardware purchased prior to the Effective Date or for Hardware purchased outside of this Agreement after the Effective Date. [***] are calculated separately. For the further avoidance of doubt, [***] specified below with respect to [***] are based on [***] during the Term and not based on [***]. So, by way of example:
[***]

[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]	[***]
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[***]

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[***]
Illumina Qualification Services
Installation Qualification (IQ), Operational Qualification (OQ) and Instrument Performance Verification (IPV) are available upon Customer’s request at any time during the term of the Agreement. [***], are set forth in the table below.
The descriptions of these services are as follows:

•	Installation Qualification: documentation that facilities in which the Hardware has been installed are in accordance with requirements and safety regulations of the original manufacturer.

•	Operational Qualification: evaluates the correct functionality of the equipment under test by examining and quantifying the specifications after installation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Instrument Performance Verification: ensures the accuracy of the Hardware after a major service event or replacement of specific modules.

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Unless expressly noted otherwise, [***].
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A
Part 2 of 2 – CONSUMABLES [***]
The following tables list the Consumables subject to purchase under this Agreement and any [***].
TG Consumables

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RUO Consumables

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First Quote. Illumina will provide Customer a quotation referencing this Agreement and specifying the price for each Consumable from the [***] (the “First Quote”). The First Quote [***] will be used on all Purchase Orders that are provided by Customer from the [***] (“First Quote Period”). Illumina shall make available to Customer [***] for all such TG Consumables and [***] for Non-TG Consumables for [***] and [***] for Non-TG Consumables for [***]. The Purchase Orders placed against the First Quote must reference the First Quote and this Agreement to be valid.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Second Quote Period. Illumina will provide Customer a quotation referencing this Agreement and specifying [***] for each Consumable from [***] (the “Second Quote”). The Second Quote [***] will be used on all Purchase Orders that are provided by Customer during such period (“Second Quote Period”). Illumina shall make available to Customer [***] that corresponds to the [***] by Customer for Consumables during the First Quote Period, [***], based on the [***]. The Purchase Orders placed against the Second Quote must reference the Second Quote and this Agreement to be valid.
Subsequent Purchase Periods
Following the Second Quote Period, no later than [***], Illumina will issue a quotation referencing this Agreement and specifying the price for each Consumable (the “[***] Quote”). Each [***] Quote and pricing found therein expires on [***] and sets forth the pricing that will be used on all Purchase Orders that are provided by Customer prior to the end of such [***] period (each, an “[***] Purchase Period”). The [***] for TG Consumables and Non-TG Consumables shall correspond to the [***] by Customer for Consumables during the first Quote Period, [***], based on the [***]. For subsequent [***] Quotes thereafter, the [***] for TG Consumables and Non-TG Consumables shall be determined based on Consumables Spend during the [***]. The Purchase Orders placed against each [***] Quote must reference the [***] Quote and this Agreement to be valid. Additionally, Customer shall provide to Illumina a [***] forecast of its anticipated Consumable purchases (every [***]), which details the forecasted purchases by [***] (“Forecast”). For clarity, such Forecasts shall be solely for the purpose of estimating purchases during any given [***] Purchase Period and in no event shall constitute or be deemed a binding obligation by Customer to purchase any Consumables.
Consumables [***]
“Consumable Spend” equals the [***]. For the avoidance of doubt, the non-TG Consumables that are supplied as Temporary Consumables as of the Effective Date are subject to the non-TG Consumables [***] for so long as they are Temporary Consumables.
Consumable [***]

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[***]:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If Customer places a [***] Consumables Purchase Order with Illumina prior to [***], then Illumina shall [***] available to Customer for purchases of [***] through [***]. Further, Illumina agrees to [***], as applicable to Customer under this Agreement, until after [***]. For the sake of clarity, beginning on [***], [***] to Customer for the [***] shall equal [***], and may thereafter be [***]. As used herein, the term “[***] Consumables Purchase Order” means a Purchase Order submitted by Customer to Illumina meeting the following criteria: (i) submitted for a purchase amount of [***] or more, and (ii) may only be applied toward Customer’s purchases, made between [***], of Consumables intended by Illumina for use on the [***] platform. For the avoidance of doubt, the Parties understand that notwithstanding anything in this Agreement to the contrary, the [***] Consumables Purchase Order may be cancellable by Customer at any time upon notice to Illumina. Illumina understands that Customer’s ability to purchase the [***] instruments specified herein is tied to its ability to return certain [***] instruments it currently leases from a third party lessor, and Customer understands that [***] is contingent upon Customer’s purchases of [***] instruments as specified herein.
The following [***] shall apply to [***] purchased by Customer after [***], based on S2 Spend and Number of [***]. “S2 Spend” equals the total amount Illumina has invoiced Customer for shipments of [***] to Customer during the [***] time period, and thereafter during the [***]. “Number of [***]” means the number of [***] instruments for which Illumina has invoiced Customer during the Term of this Agreement.

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[***]:
The following [***] shall apply to [***] purchased by Customer:

[***]
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“[***] Core Consumables Spend” equals the total amount Illumina has invoiced Customer for shipments of [***] and [***] to Customer during the [***] time period, and thereafter during the [***]. Notwithstanding anything in this Agreement to the contrary. Customer understands that as

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

of the Amendment #3 Effective Date, the [***] are not yet available for ordering, and Illumina will not accept orders against any quotation and any purchase order placed against such quotation until [***] are generally commercially available for purchase from Illumina.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.